Corporate Presentation February 10, 2014 NASDAQ: GALT www.galectintherapeutics.com © 2014 Galectin Therapeutics NASDAQ:GALT EXHIBIT 99.1

Forward Looking Statements
This presentation contains, in addition to historical information, statements that look forward in time or that express management’s beliefs, expectations or hopes. Such statements are forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as "may," "estimate," "could," "expect" and others. They are based on our current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These statements include our plans, expectations and goals regarding drugs in development, clinical trials and regulatory approval for any of our drugs or treatments, the anticipated timeline for clinical trials and results, related market opportunities for our drugs, potential benefits of our drugs, efforts related to partnering opportunities with other companies, estimates regarding cash and spending, liquidity and funding requirements for clinical trials, and estimates regarding those impacted by NASH, liver fibrosis and cirrhosis. The risks and uncertainties impacting these statements include that our plans, expectations and goals regarding drugs in development, clinical trials and regulatory approval are subject to factors beyond our control. Our clinical trials may not begin or produce positive results in a timely fashion, if at all, and any necessary changes during the course of such trials could prove time consuming and costly. We may have difficulty in enrolling candidates for testing and we may not be able to achieve the desired results. Upon receipt of regulatory approval for any drug or treatment, we may face competition with other drugs and treatments that are currently approved or those that are currently in development, which could have an adverse impact on our ability to achieve revenues from the approved indication. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Estimates regarding the potential benefits of our drugs and the potential market for any of our drugs may be inaccurate and, to the extent the estimates are correct, we may not be successful in achieving revenues from any such drugs, as the successful marketing of any approved drugs will be subject to strong competition within the health care industry and patient and physician acceptance of our drugs as safe, affordable and effective.  Our ongoing discussions with other companies may not lead to partnering opportunities, and if we are unable to partner with other companies and/or raise additional capital, we will likely be unable to complete future stages of clinical trials and ultimately produce revenue from our drugs in development.  Funding from potential sources of capital, including the potential exercise of warrants, may not materialize.
To date, we have incurred operating losses since our inception, and our ability to successfully develop and market drugs may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our most recent Annual Report on Form 10-K and our subsequent filings with the SEC.
You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.

© 2014 Galectin Therapeutics
NASDAQ:GALT

Agenda • The Company and Key Team Members • Galectin Inhibitors • Fibrosis Program – our primary focus • Cancer Immunotherapy • Summary © 2014 Galectin Therapeutics NASDAQ:GALT 3

What We Do
• Clinical stage biopharmaceutical company targeting
fibrotic diseases and cancer with novel compounds that
inhibit galectin proteins (galectin-3)
• Galectin proteins are important in the development and promotion of many inflammatory, fibrotic and neoplastic diseases
• Currently in clinical trials in liver fibrosis and cancer
• Liver fibrosis indication:  NASH (Fatty Liver Disease) with advanced liver fibrosis
• Cancer immunotherapy indication: Metastatic melanoma

© 2014 Galectin Therapeutics
NASDAQ:GALT

Key Facts – As of February 7, 2014

Trading Symbol Nasdaq: GALT
Corporate Headquarters Norcross, GA (suburb of Atlanta)
Stock Price; 52 Week Range $13.91        $2.61 - $17.88
Shares Outstanding 21.5 million
Daily Volume (50 day average) 555,231 shares
Market Capitalization $299 million
Debt $0
Cash & Equivalents $35 million
Estimated Spending in 2014 $14.5 million
Fiscal Year Ends December 31
Accounting Firm McGladrey LLP
© 2014 Galectin Therapeutics
NASDAQ:GALT

James Czirr, Executive Chairman	• Manager and general partner of 10X Fund, L.P., Co-Founder, Pro-Pharmaceuticals, CEO, Minerva Biotechnologies Corporation
Peter G. Traber, MD President, CEO, CMO	• Over 28 years experience in biomedicine and pharmaceutical industries in research and development, clinical medicine and business development. • GlaxoSmithKline (CMO), Un of Pennsylvania (CEO, Chief of GI, Chairman of Medicine), Baylor College of Medicine (CEO)
Harold H. Shlevin, PhD COO & Corporate Secretary	• Over 32 years of senior experience in the development and commercialization of pharmaceuticals and business development including mergers and acquisitions. • Solvay Pharmaceuticals (CEO), CIBA Vision Ophthalmics (nka Novartis Vision) (SVP & co-founder), Tikvah Therapeutics (Founder, CEO), Board of Directors, Cardiome Pharma Corp. (NASDAQ: CRME)
Jack W. Callicutt CFO	• Over 24 years in accounting and finance with life science and technology companies with significant experience in negotiating and closing financing transactions. • CFO Reach Health, CFO of Vystar Corporation, CFO Corautus Genetics, Deloitte
Eliezer Zomer, PhD Pharmaceutical Development	• Over 30 years experience in biotechnology engineering and regulatory in pharmaceuticals and diagnostics. • Koor Biotechnologies, Charm Sciences, Glycogenesis , HU Medical School (Jerusalem), Harvard University
J. Rex Horton Executive Director, Regulatory Affairs and Quality Assurance	• Over 24 years of experience working in the biotech and life sciences industries, regulatory affairs and manufacturing. • Director Regulatory Affairs at Solvay Pharmaceuticals and Chelsea Therapeutics, Georgia Institute of Technology.

Experienced Leadership Team 6 © 2014 Galectin Therapeutics NASDAQ:GALT

Agenda • The Company and Key Team Members • Galectin Inhibitors • Fibrosis Program – our key focus • Cancer Immunotherapy • Summary 7 © 2014 Galectin Therapeutics NASDAQ:GALT

Galectin Therapeutics

TYPE	STRUCTURE	GALECTIN
One-CRD		1,2,5,7,10,11,13,14,15
		3
Two-CRD		4,6,8,9,12

Carbohydrate **R**ecognition **D**omain

- Galactose-containing oligosaccharides
- One-CRD galectins (dimer)
- Galectins-3 (oligomers)
- Two-CRD galectins

cell–cell and
cell–matrix
interactions
lattice formation
outside cell
Inside cell
signal transduction

Galectin Proteins:  Bind galactose
residues on glycoproteins

• Galectin-3 is most important in pathological situations, is widely expressed, but highest in immune cells (macrophages)
• Under normal physiological situations, galectin-3 is expressed at low levels
• In areas of acute or chronic inflammation and fibrogenesis, the gal-3 expression is markedly increased. The majority of cancers express high levels of galectin-3
© 2014 Galectin Therapeutics
NASDAQ:GALT

Our drugs are natural complex
carbohydrates that bind to galectin-3 and
block interactions with natural ligands
© 2014 Galectin Therapeutics
NASDAQ:GALT

Galacturonic Acid Rhamnose Galactose
Mannose
GR-MD-02
(simplified schematic)
• Produced from
apple pectin
• Method of use
patents in liver
fibrosis, fatty liver
disease, and
diabetic kidney
disease (others
pending)
• Composition of
matter pending
GM-CT-01
(simplified schematic)
• Produced from guar
gum
• Method of use
patents in liver
fibrosis and cancer
(others pending)
• Composition of
matter patent

Agenda • The Company and Key Team Members • Galectins and Disease • Fibrosis Program – our key focus • Cancer Immunotherapy • Summary 10 © 2014 Galectin Therapeutics NASDAQ:GALT

Fundamental Science on Target is Strong:
Galectin-3 is critically important in the
development of organ fibrosis
• Galectin-3 null mice (no galectin-3) are resistant to fibrosis due to toxin-induced liver toxicity
• Galectin-3 null mice are also resistant to fibrosis in:
•
Fatty liver disease
•
Lung fibrotic disease
•
Kidney fibrotic disease

Normal mouse
No gal-3 mouse
Red stain is collagen,
the principal
component of fibrotic
tissue
Henderson, et al 2006
Mice treated with liver toxin to induce fibrosis
Normal mice develop
fibrosis whereas
those without gal-3
do not
© 2014 Galectin Therapeutics
NASDAQ:GALT

p<0.001
p<0.0001
Percent Collagen
40
30
20
10
V
GR
GM

N
N

Company’s Galectin Inhibitors Reverse
Cirrhosis in Rat Model

GR-MD-02
Vehicle
GM-CT-01
•
Animal model presented a very
high hurdle
for drug treatment:
Cirrhosis induced with high dose
toxin and continued throughout drug
treatment
• Treatment with four weekly doses
Broad bands of
collagen with nodule
formation (N)
indicates advanced
fibrosis and cirrhosis
Reduction in
collagen with thin
and broken bands
(arrow) indicates
resolving fibrosis
and cirrhosis
© 2014 Galectin Therapeutics
NASDAQ:GALT

Galectin Inhibitor GR-MD-02 Improved Fat, Liver Cell
Death, Inflammation, and Fibrosis in Mouse Model of
Fatty Liver Disease (NASH) with Fibrosis

Fat
Cell death
Inflammation
Fat
Cell death
Inflammation
Red =
Collagen
Red =
Collagen
© 2014 Galectin Therapeutics
NASDAQ:GALT
Control
GR-MD-02
GR-MD-02
Control

5
4
3
2
1
0
Ashcroft Score
p<0.0001
p<0.05
Saline
Bleo/Vehicle
Bleo/GR-MD-02

Potential Use in Lung Fibrosis: GR-MD-02
Reduces Fibrosis in Mouse Model

Vehicle
Normal
GR-MD-02
Marked reduction in
area and severity of
fibrosis without
aggregation into larger
formations
Large areas of
confluent fibrosis.
Lung fibrosis induced by tracheal
instillation of bleomycin followed by
four infusions of either vehicle or
GR-MD-02
© 2014 Galectin Therapeutics
NASDAQ:GALT

Galectin Therapeutics

P<0.05
Sirius red-positive area (%)
2.0
1.5
1.0
0.5
0.0
Normal
Vehicle
GR-MD-02

x200
x200
x200

Potential Use in Kidney Fibrosis:
GR-MD-02 Reduces Fibrosis in Diabetic Mouse

Vehicle
Normal
GR-MD-02
Reduction in interstitial
fibrosis
Arrows show areas
of interstitial fibrosis
© 2014 Galectin Therapeutics
NASDAQ:GALT

Liver Fibrosis Development Program
NASH (Non-Alcoholic SteatoHepatitis): Very
Large Unmet Medical Need
• Multiple liver diseases lead to fibrosis which leads to liver failure, medical complications, and death
• There is no approved medical therapy for liver fibrosis
• Only current therapy is liver transplantation
• First indication is fatty liver disease with fibrosis (non-alcoholic steatohepatitis, or NASH).
• Prevalence of NASH in U.S. is between 9-15 million people
• Approximately 30% will develop cirrhosis; estimated prevalence of patients with advanced fibrosis is approximately 6 million.
• NASH cirrhosis projected to be primary reason for liver transplant
• IND for GR-MD-02 with advanced fibrosis: Jan. 30, 2013
• Fast Tract Designation received in August 2013
• Phase 1 trial: First cohort enrollment completed. Data to be reported around end of first quarter 2014.

© 2014 Galectin Therapeutics
NASDAQ:GALT

Development Program: Targeting
Therapy In The Progression of NASH

Obesity/Insulin Resistance/Diabetes
Steatosis (fatty liver)
NASH (inflammation, cell death)
Stage 1         2         3
Fibrosis
Stage 4
Cirrhosis
Decades
• No certainty of progression from early to late disease in an individual
• Late disease much closer to clinical outcomes
• Because of effect on inflammation in NASH and ability to reduce existing fibrosis, our clinical program targets NASH patients with late disease
Early Disease Late Disease
Clinical Outcomes
Complications
Transplant
Death
© 2014 Galectin Therapeutics
NASDAQ:GALT

Phase 1 Clinical Trial of GR-MD-02 in NASH
(Fatty Liver Disease) with Advanced Fibrosis

0 28 35 42 56 70
Day
Infusion
-1
Biomarkers
Biomarkers
Patient inclusion: Biopsy proven NASH with advanced fibrosis (stage 3)
Design: Each cohort has 8 patients (6 active, 2 placebo, blinded)
Dose: Starting dose of 2 mg/kg which is within the presumptive therapeutic range;
next  two cohort doses 4 mg/kg and 8 mg/kg.
Primary endpoints: Safety; Pharmacokinetics
Secondary endpoints: Serum biomarkers to assess for potential treatment
Timing of expected data from each cohort
Cohort 1:  Mar-Apr 2014
Cohort 2:  Jul-Aug 2014
Cohort 3:  Oct–Nov  2014
© 2014 Galectin Therapeutics
NASDAQ:GALT

Key Biomarkers for Assessing Potential
Efficacy in Phase 1 Clinical Trial
• Most important biomarkers are clinically validated composite scores that have been shown to correlate with fibrosis
•
ELF (Enhanced Liver Fibrosis) Score:
Includes measurement of
hyaluronic acid, tissue inhibitor of metalloproteinase-1, and PIIINP
(amino terminal propeptide of type III pro-collagen)
•
Fibrotest:
age and gender, alpha-2-macroglobulin, haptoglobin,
apolipoprotein A1, GGTP, total bilirubin
•
Other fibrosis markers: TGF-ß, lumican, Matrix metalloproteinase-1,
-3, and -9
• Biomarkers associated with NASH—ballooning degeneration of hepatocytes
• Cytokeratin-18 (M30 and M65 antibody tests)
• A variety of inflammatory biomarkers are also being explored

© 2014 Galectin Therapeutics
NASDAQ:GALT

Phase 2 Clinical Trial Plans
•
Patient
inclusion:
Biopsy proven NASH with advanced fibrosis
(stage 3 and stage 4 with no complications of cirrhosis)
•
Design:
Randomized, placebo controlled, and double blind.
•
Dose:
Likely two dosage groups
•
Treatment Duration:
TBD
•
Primary
endpoint:
Liver biopsy: Collagen proportional area
• Galectin human NASH biopsy study done to guide design
•
Timeline:
Start around end of 2014; Top line data dependent on trial
design: expectation is 1H 2016.
•
Secondary endpoints:
• Liver Biopsy: NASH Activity Score and Fibrosis Stage
• Liver function testing: HepQuant (bile acid clearance test)
• Imaging methods—Fibroscan and/or MR-elastography
• Serum biomarkers based on analysis of Phase 1 data: Fibrotest and ELF Score key biomarkers
© 2014 Galectin Therapeutics
NASDAQ:GALT

Comparison of Galectin-3 Inhibitors

Galectin Thera. La Jolla Pharm. Galecto Biotech
Drug GR-MD-02 GCS-100 TD 139
Drug
Characteristics
Mod. apple pectin:
MW: 20-70K;
aqueous solution*
Mod. citrus pectin;
MWt >100K
colloidal solution**
Modified lactose, a
disaccharide
Cell culture effects No cytotoxicity or
apoptosis; inhibits
cytokine
production *
Kills cells through
apoptosis**; no
effect on cytokines*
Shown to reduce
TGF- signaling
Human side effects TBD; in phase 1 DLT was Grade 3
maculopapular
rash (vasculitis).
Animal studies.***
Unknown, pre-
clinical
Clinical
Development
NASH with
advanced fibrosis
Kidney
insufficiency
Pre-clinical; Lung
fibrosis; inhalation
Dosing in clinical
program
Phase 1 starting
dose= 2 mg/kg
Highest dose= 0.75
mg/kg
#
TBD
*GALT patents
**LJPC patents
***GCS-100 published abstract
#
LJPC press release
© 2014 Galectin Therapeutics
NASDAQ:GALT

Competition in NASH

NASH (inflammation, cell death)
Stage 1         2         3
Fibrosis
Stage 4
Cirrhosis
Early Disease Late Disease
Clinical Outcomes
Complications
Transplant
Death
© 2014 Galectin Therapeutics
NASDAQ:GALT
•
Focus is on improving
NAFLD Activity Score (8
points total):
•
Fat (3 pts.),
Ballooning (2 pts.),
Inflammation (3 pts.)
•
PIVENS (pioglitazone and
vitamin E
•
FLINT (NIDDK and
Intercept)
•
Genfit trial
•
Focus is on stopping
progression or reversing
fibrosis
•
Galectin Therapeutics
Trials
•
Gilead Trials
• LOL-2 (Lysyl oxidase-like-2)
mAb (GS-6624): Monoclonal
antibody that blocks the
enzyme which cross links
collagen fibers

Fibrosis Strategy Summary
• NASH with Advanced Fibrosis:  Evidence of efficacy of
GR-MD-02 from well controlled phase 2 clinical trial
• Other Organ Fibrosis:  Potential for partnering
opportunities
• Lung fibrosis – pre-clinical results suggest possible use in
Idiopathic Pulmonary Fibrosis
• Kidney fibrosis
• Ongoing discussions with large pharmaceutical
companies
• Discussions will provide foundation for partnering opportunities at the most opportune time

© 2014 Galectin Therapeutics
NASDAQ:GALT

Agenda • The Company and Key Team Members • Galectin Inhibitors • Fibrosis Program – our key focus • Cancer Immunotherapy • Summary 24 © 2014 Galectin Therapeutics NASDAQ:GALT

Stromal Cells
Angiogenesis
Adhesion to Extra Cellular Matrix
Detachment
Invasion and Migration
Tumor Immunity
Angiogenesis

The Vast Majority of Cancers Secrete Large Amounts
of Galectins Which Have Multiple Roles in Tumor
Pathogenesis
• Tumor cell invasion:
extracellular matrix
adhesion & detachment
• Metastasis:
cell invasion and migration
• Angiogenesis
• Tumor immunity has
recently been shown to be
critically affected by
galectins

© 2014 Galectin Therapeutics
NASDAQ:GALT

FIRSTPOST.
BUSINESS

Galectin Therapeutics

Cancer immunotherapy drugs will soon be a $35 bn global industry

May 22, 2013

"We believe this market will generate sales of up to $35 billion (a year) over the next 10 years and be used in some way in the management of up to 60 percent of all cancers," Citi analyst Andrew Baum said on Wednesday.

Checkpoint Inhibitor Blockade
•
CTLA4 receptor mAb: Yervoy® (Ipilimumab, BMS)
•
Anti-PD-1 (nivolumab BMS; lambrolizumab Merck)
•
Anti PD-L1 (MPDL3280A , Roche)
May 22, 2013
© 2014 Galectin Therapeutics
NASDAQ:GALT
•
In Development:
•
Marketed:
Cancer Immunotherapy Named Top Scientific Breakthrough
of 2013 by Science Magazine

Cancer Therapy Strategy
• Focus on cancer immunotherapy based on the hypothesis that galectin inhibitors will enhance efficacy of immunotherapies
• Metastatic melanoma is initial cancer indication
• In US 76,000 new diagnoses and 9,100 deaths annually
• 5% five year survival for metastatic disease
• Even with newly approved drugs, still a substantial unmet medical need
• We have sought collaborations with institutions that have:
• Demonstrated clinical trial expertise in melanoma
• Tumor immunology basic science research
• Ability to conduct clinical trials and assist in funding
• Two collaborations have been established
• Ludwig Cancer Institute, Brussels Belgium
• Robert W. Franz Cancer Research Center, Earle A. Chiles Research
Institute (EACRI) Providence-Portland Medical Center, Portland Oregon

© 2014 Galectin Therapeutics
NASDAQ:GALT

CD8+
T-Cells
Cytokines (kill tumor cells)
T-Cells

Tumor
Cells
Potential sites of action for galectin
inhibition in tumor immunology
Galectin-3
CD8+
T-Cells
Clonal
Expansion
Immunotherapies
Checkpoint Inhibitor
Blockage:
anti-CTLA4
anti-PD1
Tumor Vaccines
Potential for galectin
inhibitors to enhance
anti-tumor immune
response
Potential for galectin inhibitors
to enhance anti-tumor activity
of T-cells by blocking
“Galectin Effect”
Galectin-3
© 2014 Galectin Therapeutics
NASDAQ:GALT

TC-1 (prostate)
IgG
aCTLA-4
aPD-1
Tumor size (mm2)
50
40
30
20
10
0
*
*
+none
+MD02

TC-1 (prostate)
IgG
aCTLA-4
MD02/IgG
MD02/aCTLA-4
% Survival
100
80
60
40
20
0
*
20
40
60
80
100
Time (days)

Checkpoint inhibitors plus GR-MD-02 boosts anti-
tumor immunity, reduce tumor size and increase
survival in mouse model of prostate cancer (similar
results in breast cancer, melanoma and sarcoma)

*p<0.05
aCTLA-4 = anti-CTLA-4 mAb [ipilimumab in humans (Yervoy, BMS)]
aPD-1 = anti-PD-1 mAb [positive results in clinical trials, BMS, Merck]
Unpublished data 2013: Stefanie N. Linch, Melissa J. Kasiewicz, Peter G. Traber, and William L.
Redmond, Galectin Therapeutics and Earle A. Chiles Research Institute (EACRI), Portland Oregon
© 2014 Galectin Therapeutics
NASDAQ:GALT

Phase 1B Clinical Trial in patients with advanced
melanoma using GR-MD-02 in combination with
Yervoy® (ipilimumab): March 2014 Start

1 23 64 85
Day
Infusion: GR-MD-02 followed by Yervoy at standard doses
Patient inclusion: Advanced melanoma with indication for Yervoy Rx
Design: 3+3 dose escalation; 10 patients treated with MTD
Dose: Starting dose of 1 mg/kg
Endpoints:
Followed every 12 weeks for survival
Bx Bx
© 2014 Galectin Therapeutics
NASDAQ:GALT
43
• Safety; Pharmacokinetics
• Tumor response: immune response RECIST criteria
• Biological responses including memory CD4+ T-cells, memory CD8+ T-cells, melanoma specific T-cells, and composition of tumor immune infiltrate from tumor biopsies when available.

Cancer Therapy Strategy: Summary
• Two immunotherapy agents have been approved for use to
date, with many more vaccines and activators in development
• Our strategy is to leverage world class expertise in basic tumor immunology and in the conduct of melanoma clinical trials.
•
Providence Portland Medical Center and Earle A. Chiles
accepted for phase 1B clinical trial in patients with advanced melanoma treated with a combination of Yervoy and GR-MD-02
• Initial funding of clinical trial by PPMC/EACRI. Galectin is providing
GR-MD-02 study drug, reference to its IND, and PK analysis
• Ongoing discussions with large pharmaceutical companies in the immunotherapy space to seek a partnering opportunity to
take beyond proof of concept from initial clinical trials

© 2014 Galectin Therapeutics
NASDAQ:GALT
: Ongoing pre-clinical studies; IND
Research Institute (EACRI)

Agenda • The Company and Key Team Members • Galectins and Disease • Fibrosis Program – our key focus • Cancer Immunotherapy • Summary 32 © 2014 Galectin Therapeutics NASDAQ:GALT

Summary of Development Program
• Liver Fibrosis
• First indication: GR-MD-02 in NASH with advanced fibrosis
• Phase 1 clinical trial underway; interim data expected  March-April
2014
• Other Organ Fibrosis: Studies to demonstrate broad
application of drugs in organ fibrosis; seek partner
• Cancer Therapy: Combination immunotherapy to enhance
the ability of the immune system to recognize and kill tumor cells in metastatic melanoma
• Leverage world class expertise in basic tumor immunology and in the conduct of melanoma clinical trials.
• Ongoing discussions with large pharmaceutical companies
to provide foundation for partnering opportunities at the
most opportune time

© 2014 Galectin Therapeutics
NASDAQ:GALT